VECTRUS THIRD QUARTER 2020 RESULTS CHUCK PROW – PRESIDENT AND CHIEF EXECUTIVE OFFICER SUSAN LYNCH – SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER NOVEMBER 10, 2020

Safe Harbor Statement SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE “ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD- LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, ALL OF THE STATEMENTS AND ITEMS LISTED IN THE TABLES FOR 2020 GUIDANCE AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, STATEMENTS ABOUT OUR 2020 PERFORMANCE OUTLOOK, FIVE-YEAR GROWTH PLAN, REVENUE, DSO, CONTRACT OPPORTUNITIES, THE IMPACT OF COVID-19, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS " M AY, " "ARE CONSIDERING," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL," "CONTINUE," "GOAL" OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, CONDITIONS OR RESULTS, AND INVOLVE A NUMBER OF KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER IMPORTANT FACTORS, MANY OF WHICH ARE OUTSIDE OUR MANAGEMENT’S CONTROL, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FOR A DISCUSSION OF SOME OF THE RISKS AND IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM SUCH FORWARD- LOOKING STATEMENTS, SEE THE RISKS AND OTHER FACTORS DETAILED FROM TIME TO TIME OUR ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND OTHER FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

Q3'20 Results & Highlights

- **Q3'20 revenue of $352 million down 2.1% y/y; up $16.4M or +4.9% sequentially**
  - COVID-19 impact of ($12.9M) or (3.7%) impact to y/y growth
- **Adjusted diluted EPS[1] of $0.89** (COVID-19 impact of $0.14)
  - Adjusted EBITDA Margin[1]: 4.8% (COVID-19 impact of 40 bps)
- **Awarded a prime contract for the Navy Smart Warehouse Prototype 5G Applications**[2]
  - Vectrus applications will provide industry-leading capabilities for inventory management, network security, robotic material moving, & environmental sensing at Naval Base San Diego
- **Awarded position on a "Best in Class" GSA multi-year IDIQ contract vehicle for Integrated Services**
  - Annual spending on OASIS Pool 1 has been >$2.0 billion annually to all contractors over the past two years
- **Backlog increased 23% y/y to $3.7B**
  - TTM Book-to-Bill Ratio: 1.5x
- **LOGCAP V transition continuing but at a slower pace due to COVID-19 related travel and base access restrictions**
- **Reiterating 2020 guidance**
- **Priorities for remainder of 2020 and 2021:**
  - Program execution; mitigating COVID-19 impact; pipeline expansion; strategic M&A

[1] See appendix for reconciliation of non-GAAP measures.
[2] Awarded subsequent to quarter end.

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VECTRUS TRUE TO YOUR MISSION

Notable Contract Wins to Date

Prime Contract Wins, Recompetes, Extensions				
Value	**Contract Name**	**Type**	**Years**	**Dates**
$6.4B (Ceiling)	**AFCAP V** IDIQ[1] contract vehicle: Provides base life support services, construction and commodities support worldwide	Various	8.0	Jun 2020 – May 2028
N/A	**OASIS Pool 1**: "Best in Class" IDIQ[1] contract vehicle to provide Professional Services to U.S. government clients worldwide	Various	4.0	Sep 2020 – Sep 2024
TBD	**Other Transaction Authority**: Support the DoD's largest full-scale 5G tests for dual-use applications in the world (Navy Smart Warehouse Prototype 5G Applications)	Various	3.0	TBD
$529M	**K-BOSSS Extension**	Cost-Plus	1.0	Sept 2020 – Sept 2021
$117M	Operation, Maintenance and Defense of Army Communications (**OMDAC-SWACA**) Extension	Cost-Plus	0.5	Aug 2020 – Feb 2021
$210M	**Isa Air Base, Bahrain**: base operations support services at Isa Air Base	Fixed-Price	8.0	Sept 2020 – Sept 2028
$45M	**NSF Romania BOS**: base operations support services at Naval Support Facility Deveselu	Fixed-Price	8.0	Jun 2020 – May 2028
$196M	**Naval Station Guantanamo Bay (NSGB)**[2]: base operations support services at NSGB, Cuba	Fixed-Price	5.0	Dec 2020 – Nov 2025
$190M	**Naval Air Station Patuxent River**[2,3], Maryland (joint venture): base operating support services	Fixed-Price	8.0	Jun 2020 – Jun 2028
$7M	**Office of Naval Research** – Sensors	Cost-Plus	2.0	Feb 2020 – Feb 2022
$154M	**U.S. Naval Academy (joint venture)**[2,3]: base operations support services at Naval Support Activity, Annapolis, Maryland	Fixed-Price	7.0	Mar 2021 – Feb 2028
$5M	**GCSMAC II Task Order** (USAR OSC INDOPACOM)	Fixed-Price	1.0	Sept 2020 – Sept 2021

[1] Indefinite-Delivery/Indefinite-Quantity
[2] Award is under protest
[3] Joint Ventures will contribute profit at the Vectrus proportionate share

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VECTRUS
TRUE TO YOUR MISSION

Robust Pipeline of Future Growth Total qualified new business pipeline at Q3’20 of $10.0 Billion  Includes $1.7 billion of submitted bids and $8.3 billion of bids planned to be submitted in the next twelve months  New business pipeline does not include any tasks associated with the recent OASIS Pool 1 IDIQ win $ 10.0 $ 9.3 $ 1.7 $ 8.0 $ 2.2 $ 1.0 $ 6.4 $ 0.4 $ 8.3 $ 7.0 $ 7.1 $ 6.0 Q3 2017 Q3 2018 Q3 2019 Q3 2020 Bids Planned to Submit Bids Submitted Page 5

Well Positioned for Market Share Growth in DoD O&M Budget1 Base O&M ($M) Total O&M ($M) Sequestration 250,000 Enacted 350,000 300,000 200,000 250,000 150,000 200,000 100,000 150,000 100,000 50,000 50,000 - - GFY '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21E '21E Well Positioned Within DoD Funding Areas  Over 90% of VEC’s prime contracts are funded through the DoD’s Operations & Maintenance (O&M) budget  Funding is necessary to keep DoD facilities in good working order, while providing personnel and infrastructure support to sustain mission capability and quality-of-life  We believe our funding sources are vital to DoD mission operations and the company is well positioned to continue capturing growth within this large budget 1 Budgetary data from DoD Comptroller (https://comptroller.defense.gov/Budget-Materials/) Page 6

Q3’20 Financial Results Revenue ($M) EBITDA1 Margin Diluted1 EPS $12.9 0.4% $0.14 $359.9 $352.4 4.8% $0.89 4.1% $0.71 Q3'19 Q3'20 Q3'19 Q3'20 Q3'19 Q3'20 Adjusted results1 COVID-19 impact  Revenue decreased $7.5 million yr/yr,  Adj. EBITDA1 margin of 4.8%  Adj. diluted1 EPS of $0.89 or 2.1% as a result of COVID-19  COVID-19 impact of (40 bps)  COVID-19 impact of ($0.14) impact of ($12.9) million or (3.7%) 1 See appendix for reconciliation of non-GAAP measures. . Page 7

Solid Backlog and Book-to-Bill Backlog1 ($B) Trailing 12-Month Book-to-Bill Ratio $4.1 $3.9 1.8 x $3.8 $3.7 $ 0.2 1.5 x 1.5 x $3.0 1.4 x $2.7 $ 3.0 $ 2.9 $ 2.7 $ 2.7 1.0 x $ 2.2 0.8 x $ 2.0 $ 1.0 $ 1.0 $ 1.0 $ 0.8 $ 0.7 $ 0.9 3Q'19 4Q'19 1Q'20 Q2'20 Q3'20 Q3'20 3Q'19 4Q'19 1Q'20 Q2'20 Q3'20 Q3'20 Protest Unfunded Funded Proforma Proforma Backlog 2 Total Q3’20 Backlog of $3.7 Billion TTM Book-to-Bill Ratio is 1.5x  Proforma Total Backlog of $3.9 billion  Proforma TTM Book-to-Bill Ratio of 1.8x based Including contracts under protest $0.2B on Proforma Total Backlog  Backlog is 2.7x the 2020 revenue mid-point, providing insight into future revenue and cash flow generation 1 Total Backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. 2 Proforma Total Backlog includes protested awards. Page 8

Cash Flow and Liquidity Nine months ended Q3 $M 2019 2020 $ yr/yr change % yr/yr change YTD Net Cash Provided by (Used in) Operating Activities $28.4 $37.7 $9.3 33% Cash $41.1 $63.7 $22.6 55% Receivables $254.8 $268.1 $13.3 5% Debt $73.0 $66.0 ($7.0) (10%) 1 Net Debt $31.9 $2.3 ($29.6) (93%) Leverage Ratio (x) 1.04x 0.99x N/A (5%) 1 Net Debt = Debt - Cash  YTD Cash Flow from Operations of $37.7 million, including $9.9 million CARES Act tax deferrals  Revolver undrawn at quarter end, combined with cash, results in total liquidity of $181 million  Net debt of $2.3 million  Strong balance sheet and financial position Page 9

Reiterating Full-Year 2020 Guidance $M 2020 Guidance Revenue $1,385 — $1,405 Adjusted EBITDA Margin (%) 4.0% — 4.1 % Adjusted Diluted Earnings Per Share $2.68 — $2.82 Net Cash Provided by Operating Activities $45.0 — $55.0 2020 guidance assumptions include:  Capital expenditures ~ $5.0 million  Depreciation and amortization to $8.1 million  Mandatory debt payments $6.5 million  Interest expense less than $5.6 million  Estimated tax rate of 23%  Diluted EPS assumes 11.8 million weighted average diluted shares outstanding at December 31, 2020  Net cash provided by operating activities includes $14.5 million related to CARES Act tax deferrals Page 10

APPENDIX

Reconciliation Of Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, Adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. “Adjusted operating income” is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations. "Adjusted operating margin" is defined as adjusted operating income divided by revenue. "Adjusted net income” is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "Adjusted EBITDA” is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, significant charges or credits and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations.. "EBITDA margin" is defined as EBITDA divided by revenue. "Adjusted EBITDA margin" is defined as Adjusted EBITDA divided by revenue. Page 12

Reconciliation Of Non-GAAP Measures Page 13

Reconciliation Of Non-GAAP Measures Page 14